U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A   INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                 Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box [   ]
[   ]       Preliminary Proxy Statement
[   ]     Confidential, for use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

              Genetic Laboratories Wound Care, Inc.
         (Name of Registrant as Specified in its Charter)

   Board of Directors of Genetic Laboratories Wound Care, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
   (1) Title of each class of securities to which transaction applies:


   (2) Aggregate number of securities to which transaction applies:



   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4) Proposed maximum aggregate value of transaction:


   (5) Total fee paid:


[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1) Amount Previously Paid:


   (2) Form, Schedule or Registration Statement No.:


   (3) Filing Party:


   (4) Date Filed:


GENETIC LABORATORIES WOUND CARE, INC.
2726 Patton Road
St. Paul, MN 55113



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 3, 1997


To Our Shareholders:
  The Annual Meeting of Shareholders of Genetic Laboratories Wound Care, Inc. a Minnesota corporation (the "Company"), will be held at 3:15 p.m., Central Time, on Monday, November 3, 1997 at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota for the purpose of considering and acting upon the following:

     (1) To amend the Bylaws of the Company to establish the number of directors to be at least three (3) and no greater than five (5).

     (2) To elect a class of directors consisting of one (1) person who will serve until the 2000 Annual Meeting of Shareholders or thereafter until his successor has been elected and qualified.

     (3) Such other matters as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record at the close of business on August 1, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                           BY ORDER OF THE BOARD OF DIRECTORS



                           Robert A. Ersek
                           Secretary
St. Paul, Minnesota
September 29, 1997


THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.GENETIC LABORATORIES WOUND CARE, INC.
2726 Patton Road
St. Paul, MN 55113



PROXY STATEMENT



ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 3, 1997



  The enclosed Proxy is solicited by and on behalf of the Board of Directors of Genetic Laboratories Wound Care, Inc., a Minnesota corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 3:15 p.m., Central Time, on Monday, November 3, 1997 at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, MN 55402, and any adjournment thereof. The Company anticipates that this Proxy Statement and the accompanying form of Proxy will first be mailed or given to the shareholders of the Company on or about September 29, 1997.

                  VOTING AND REVOCATION OF PROXY

  Only shareholders of the Company's Common Stock, par value $.01 (the "Common Stock") of record at the close of business on August 1, 1997 are entitled to notice of and to vote at the meeting. Each share so held entitles the holder to one vote upon each matter to be voted upon. On August 1, 1997, the Company had outstanding 2,402,100 shares of common stock. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the annual meeting, must be present in person or represented by proxy before action may be taken at the annual meeting.

  All shares represented by proxies which have been properly executed and returned will be voted at the meeting. Where a specification is made by the shareholder as provided in the form of proxy, the shares of Common Stock will be voted in accordance with such specification. If no specification is made, the shares will be voted (i) FOR amending the Bylaws of the Company to set the number of directors to be at least three (3) and no greater than five (5) and
(ii) FOR the election of the nominee for director named in this Proxy Statement.

  Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by (a) g iving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the meeting who will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purpose of calculating the vote, but will not be considered to have been voted in favor for such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                 DIRECTORS AND EXECUTIVE OFFICERS

  Certain information concerning directors and executive officers of the Company is set forth below.

  Arthur A. Beisang (age 65) has served as C.E.O. since May 1992 and as Chairman of the Board of Directors since January 1988. He served as President from January 1988 to May 1992. Mr. Beisang has done post-graduate work at Wayne State University and the University of Minnesota. Mr. Beisang is a member of the American Association of Tissue Banks. Mr. Beisang was a founder of Bioplasty, Inc. (formerly Genetic Laboratories, Inc.)

  H. James Thompson (age 55) has served as President since May 1992. He served as Executive Vice President from January 1990 to May 1992, and Vice President of Sales from 1988 to January 1990. He is originally from Albert Lea, Minnesota and graduated from the University of North Dakota. His sales management experience prior to 1984 includes eight years with Baxter/Travenol Laboratories during which he advanced from a Twin Cities based sales representative to National Sales Manager of Hyland Division. Mr. Thompson was Director of Domestic Sales and Vice President of Sales at Bioplasty, Inc. from 1984 to 1988.

  Robert A. Ersek, MD (age 59) has served as Secretary since November 1992 and as Medical Director since January 1988. Dr. Ersek holds a degree from Morris Harvey College (B.S.) and Hahneman Medical College (M.D.). Dr. Ersek has done post-graduate work at the University of Minnesota, Tulane University, and the University of Mississippi. He is a member of the International Society of Cryosurgery, American Society for Artificial Internal Organs and American Medical Association, among others. Dr. Ersek has engaged in the private practice of plastic surgery in Austin, Texas since completing his residency in that specialty in 1978.

  John H. Olson (age 54) has served as a Director since November 1992. He holds a degree from Macalester College (B.A.). He has also done post-graduate work at the University of Minnesota, University of North Dakota (MST), Genetic Institute and Mankato State University. Mr. Olson has been the President and an Executive Director of Cryogenic Laboratories, Inc. (Sperm Bank, Roseville) for over fifteen years. Mr. Olson is a member of the American Fertility Society, Society for Cryobiology, American Association of Tissue Banks, American Society of Andrology and New York Academy of Sciences.
                            PROPOSAL 1

              TO AMEND THE BYLAWS OF THE CORPORATION

  By resolution dated as of September 12, 1997, the Board of Directors voted to amend the Bylaws of the Company to set the number of directors at no fewer than three (3) and no greater than five (5). The property, affairs, and business of the Company are managed under the direction of the Board of Directors. As permitted by Minnesota law, the Company's Articles of Incorporated require that the Board of Directors of the Company be divided into three classes, with each class containing as nearly as possible one-third of the total number of directors, and each class having a term of three years. The term of office of each class is staggered so that in any one year the term of only one class expires. In past years, the Company has sought the approval for the shareholders, on an annual basis, to deviate from the required number of directors and set the number of directors at three (3).


  The Bylaws of the Company, adopted January 25, 1988, provide that the number of directors shall be five (5) directors unless otherwise fixed by the shareholders. As a result, shareholder approval is required to change the requisite number of directors of the Company. If the amendment is authorized,
Article III, Section 5 of the Bylaws will be amended in its entirety to read as follows:

  (a) The number of directors of the corporation shall be at least three (3) and no greater than five (5).

  (b) A majority of the total number of directors shall constitute a quorum for the transaction of business.

  (c) Directors shall hold office for a three (3) year term or until the their successors are duly chosen and qualify.


                            PROPOSAL 2

                      ELECTION OF DIRECTORS

  John H. Olson is now a director of the Company and has been nominated to serve as a member of the Board of Directors for a term of three years to serve until the Annual Meeting of Shareholders in 2000, and until his successor is elected and qualified. It is the intention of the named proxies that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the election of John H. Olson to hold office for a term of one year until the Annual Meeting of Shareholders in 2000, and until his successor is elected and qualified.

  Proxies cannot be voted for a greater number of nominees than the number of nominees named herein. Unless authority to vote in the election of directors is withheld, it is the intention of the proxies to nominate and vote for the following named nominee. If at the time of the meeting, the nominee shall have become unavailable for any reason for election as a Director, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as shall be designated by the Board of Directors. Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting. The nominee for Director, who has consented to serve if elected, and the remaining Directors who will continue in office after the Annual Meeting of Shareholders are now directors of the Company and have served continuously as directors of the Company since the year indicated, are named below:


  Name of Nominee and Position                        Director
  if any, in the Company        Age                    Since

              NOMINEE TO SERVE IN OFFICE UNTIL 2000
  John H. Olson                                      54         1992
  (Director)

              DIRECTOR TO SERVE IN OFFICE UNTIL 1998
  Arthur A. Beisang             65                      1988
  (CEO and Chairman of the Board)

              DIRECTOR TO SERVE IN OFFICE UNTIL 1999

  Robert A. Ersek, M.D.         59                      1988
  (Medical Director and Secretary)

  The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which any person has been selected as a director or nominee. There is no family relationship between any of the nominees, directors, or executive officers of the Company. The Board of Directors recommends a vote for the election of the nominee named above.


                        VOTING SECURITIES

  All voting rights are vested exclusively in the holders of the Company's $.01 par value Common Stock with each share entitled to one vote. Only shareholders of record at the close of business on August 1, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof. On August 1, 1997, the Company had 2,402,100 shares of its $.01 par value stock issued and outstanding.


         BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                          AND MANAGEMENT

     The following table sets forth information as of May 31, 1997 regarding the beneficial ownership of Common Stock of the Company, its only class of equity security outstanding, by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table herein, by all directors, nominees and executive officers as a group, and by each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known by the Company to be the beneficial owner of more than five percent of the Common Stock of the Company.

Name and Address
of Beneficial Owner

Arthur A. Beisang. . . . . . . .
C.E.O.
2726 Patton Road
St. Paul, MN  55113

Robert A. Ersek, M.D . . . . . .
Medical Director
2726 Patton Road
St. Paul, MN  55113

John H. Olson. . . . . . . . . .
Director
1944 North Lexington Avenue
Roseville, MN  55113

H. James Thompson. . . . . . . .
President
2726 Patton Road
St. Paul, MN  55113

Patrick W. Hopper. . . . . . . .
Shareholder
2624 Pebblegold Avenue
Henderson, NV 89014

All Directors and Officers
as a group (four persons).............
                        Amount and Nature
                    of Beneficial Ownership(1)

                          343,540(3)(4)




                          458,898(4)(5)




                            18,100(4)




                            128,650(4)




                             129,898





                         949,188(3)(4)(5)Percent
                        of Outstanding(2)

                              14.28%




                             18.98%




                           less than 1%




                              5.22%




                              5.40%





                              37.89%____________________________

(1) Each person has sole voting and sole dispositive powers with respect to the outstanding shares held by him, except as otherwise noted.

(2) Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options held by the indicated person were exercised.

(3) Includes 178,920 shares owned jointly by Mr. Beisang and his wife over which Mr. Beisang may be deemed to have shared voting and investment power.

(4) Includes shares which would be issuable within 60 days if stock options held by the indicated person were exercised as follows: Mr. Beisang, 4,000 shares; Mr. Olson, 18,000 shares; Mr. Thompson, 65,000 shares; and Dr. Ersek, 16,000 shares; all directors, nominees and executive officers as a group, 103,000 shares.

(5) Includes 442,898 shares held by various trusts deemed to be beneficially owned by Dr. Ersek.


     There has been no change in control of the Company since the beginning of the last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended May 31, 1997, the Company's Board of Directors met or took action by written consent two (2) times. All of the directors attended the meetings of the Board of Directors and the committees of the board on which they served.

     The Board of Directors has a Compensation Committee, consisting of one (1) non-employee director, Mr. Olson. The Compensation Committee reviews salary levels, bonuses and other matters related to the Officers and makes recommendations to the Board of Directors in connection therewith.

     The Board of Directors does not have an audit or a nominating committee.

                      EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the executive officers of the Company whose total annual salary and bonus compensation for the most recent year exceeded $100,000.

                    Summary Compensation Table







Long Term Compensation





Annual Compensation

Awards
Payout



Name and Principal
Position
Fiscal
Year
Salary($)
Bonus($)
Other
Annual
Compen-
sation($)

Restricted
Stock
Award(s)
($)
Securities
Underlying
Options/SARs
(#)
LTIP
Payouts
($)
All Other
Compensation
($)(1)


Arthur A. Beisang
Chief Executive
Officer
1997
1996
1995
$65,997
$65,192
$60,000
$5,000
$5,000
$7,750
$0
$0
$0

$0
$0
$0
4,000
0
12,000
$0
$0
$0
$1,320
$1,253
$1,662


H. James Thompson
President

1997
1996
1995
$86,008
$85,084
$79,880
$19,320
$26,316
$25,681
$0
$0
$0

$0
$0
$0
10,000
0
6,000
$0
$0
$0
$5,425
$8,716
$6,377


(1) All Other Compensation consists of matching fund contributions to the Company 401(k) plan.

                    COMPENSATION OF DIRECTORS

     Mr. Olson receives $500.00 a month as a Director fee. No other board member receives compensation for being a board member.

                          STOCK OPTIONS

     The Company has two Incentive Stock Options Plans.

     On May 24, 1988, the Board of Directors adopted the Genetic Laboratories Wound Care,
Inc. Incentive Stock Option Plan (the "1988 Plan"). The 1988 Plan was approved by the shareholders on October 20, 1988. All employees of the Company are eligible to receive options under the 1988
Plan. A total of 275,000 shares of the Company's stock have been reserved for issuance upon exercise of options granted under the 1988 Plan. All 275,000 options under the 1988 Plan have been granted.

     On June 24, 1996, the Board of Directors adopted the Genetic Laboratories Wound Care,
Inc. 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan was approved by the Shareholders on October 25, 1996. All employees are eligible to receive options under the 1996 Plan. A total of
300,000 shares of the Company's stock have been reserved for issuance upon exercise of Options granted under the 1996 Plan. As of the date of this proxy statement, options to purchase 65,600 shares of the Company's stock have been issued.

     The purpose of the 1996 Plan is to promote the interests of the Company by providing employees of the Company with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to contribute to the Company's continued success and growth.
In addition, the opportunity to acquire a proprietary interest in the Company by the offering and availability of stock options will assist the Company in attracting and retaining key personnel of outstanding ability.

     The Board determines the exercise price for options granted under the 1996 Plan, subject to the express requirement that the exercise price of incentive stock options granted be equal to at least the fair market value of the Common Stock on the date of grant. For employees who own more than
10% of the Company's Common Stock the exercise price must be at least 110% of the fair market value, as defined in the 1996 Plan, of the Common Stock on the date of grant. In the case of non statutory stock options issued pursuant to the 1996 Plan, the exercise price must be equal to at least eighty five percent (85%) of the fair market value, as defined in the 1996 Plan, of the Common Stock on the date of the grant. The exercise price must be paid to the Company in cash or in property having a fair market value equal to the exercise price. During the lifetime of an optionee an option is exercisable only by the optionee. Shares issued upon exercise must be held two years before they may be traded.

     The following table provides information with respect to incentive stock option exercises in fiscal 1997 under the two Incentive Stock Option Plans by the named executive officers and the value of such officer's unexercised options at May 31, 1997.


         Aggregated Option Exercises in Last Fiscal Year and May 31, 1997 Option Values




Number of Securities
Underlying Unexercised
Options at May 31, 1997 (#) (1)

Value of Unexercised
In-the-Money Options
at May 31, 1997 ($) (2)



Name
Shares
Acquired
on Exercise (#)
Value
Realized($)

Exercisable

Unexercisable


Exercisable

Unexercisable


Arthur A. Beisang
Chief Executive Officer
-0-
$0
4,000
-0-

-0-
-0-


H. James Thompson
President
-0-
$0
65,000
-0-

$8,888
-0-


(1)   There are no outstanding stock appreciation rights.
(2) Calculated on the basis of the number of shares subject to such options multiplied by the excess of the closing price of a share of Common Stock of $.4375 on the Local Over the Counter market at May 31, 1997 over the exercise price of such options.


           Option/SAR Grants During 1997 Fiscal Year

     The following table sets forth the options that have been granted to the executive officers listed in the Summary Compensation Table during the Company's last fiscal year ended May 31,
1997.


Name
Number of Securities Underlying
Options/SARs Granted
Percent of Total
Options/SARs Granted to
Employees in Fiscal Year
Exercise or Base
Price ($/Share)
Expiration
Date


Arthur A. Beisang
Chief Executive Officer
4,000
12.7%
$.48
2-21-02


H. James Thompson
President
10,000
31.6%
$.50
6-24-06



                       COMPANY ACCOUNTANTS

     McGladrey & Pullen, LLP was selected by the Board of Directors as the Company's independent auditor for the fiscal year ended May 31, 1997. A representative of McGladrey &
Pullen, LLP is expected to be present at the Annual Meeting of Shareholders and to have the opportunity to make a statement if so desired. Such representative also is expected to be available to respond to appropriate questions at that time.


        EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                AND CHANGE-IN-CONTROL ARRANGEMENTS

     In July 1995, the Company entered into employment agreements with Messrs. Beisang,
Thompson and Ersek. Each of the agreements has a term of three years. Each agreement provides for an annual cost-of-living increase in the base salary. Additional compensation based on pre-tax profits of the Company may be paid to the executives as determined by the Compensation
Committee. The agreements with Messrs. Beisang and Ersek provide that the executive may terminate his employment upon the occurrence of any of the following events:
(i) a change in
majority ownership or control of the Company which occurs as a result of a merger; a sale of all or substantially all of the Company's assets; or the acquisition of a majority of the Company's outstanding stock by a single party or a group acting in concert; (ii) any attempted termination of the executive's employment by the Company prior to expiration of the agreement not in accordance with any termination event as set forth in the agreement; or (iii) any material diminution of, or any adverse change in the terms or conditions of the executive's employment duties, responsibilities or authority. In the event of such termination by Mr. Beisang or Mr. Ersek, the Company shall pay said executive a severance payment equal to their gross base salary payable over the remaining term of the agreement. Mr. Beisang and Mr. Ersek are currently paid a base annual salary of $69,400 and
$29,300, respectively. The agreements with Messrs. Beisang and Ersek provide that each executive retains the right to new products or patents which the executive develops and contain a covenant not to compete by the executive during the employment period and for one year thereafter.

                  COMPLIANCE WITH SECTION 16(a)

     The Company's directors, its executive officers, and any persons holding more than 10% of the outstanding Common Stock are required to file reports concerning their initial ownership of
Common Stock and any subsequent changes in that ownership. The Company believes that the filing requirements were satisfied. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of Common Stock and copies of the reports that they have filed with the Securities and Exchange
Commission.

                      SHAREHOLDER PROPOSALS

     According to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by the shareholder be voted upon at a shareholders' meeting. Information concerning such a proposal may be submitted to the Company for inclusion in the Company's proxy statement. Such proposals must be submitted to the Company before May 31, 1998 for consideration at the shareholders' meeting to be held in 1998.

                     SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by officers and other regular employees of the
Company by telephone, telegraph or personally for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the shares held of record by such persons and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                          OTHER BUSINESS

     As of the date of this Proxy Statement, Management is unaware that any business not described above will be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.




                             Robert A. Ersek
                             Secretary

St. Paul, Minnesota
September 29, 1997

                            P R O X Y

              GENETIC LABORATORIES WOUND CARE, INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur A. Beisang, John H. Olson and Robert A. Ersek, M.D. as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or any of them, to represent and to vote, as designated below, all of the shares of Common Stock of GENETIC LABORATORIES WOUND CARE, INC., held of record by the undersigned on August 1, 1997 at the Annual Meeting of the Shareholders to be held on November 3, 1997 or any adjournment(s) thereof upon the following matters.

  1. NUMBER OF DIRECTORS - To amend the Bylaws of the Company to establish the number of directors to be at least three
     (3) and no greater than five (5).

  (CHECK ONE) ________VOTE FOR   ________AGAINST  ________ABSTAIN

  2. ELECTION OF DIRECTORS - To elect a class of Directors consisting of one
(1) person who will serve until the 2000 Annual
     Meeting of Shareholders or thereafter until his successor has been elected and qualified. NOMINEE: John H. Olson

  (CHECK ONE) ________VOTE FOR NOMINEE LISTED ________WITHHOLD AUTHORITY to vote for nominee listed above

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(This Proxy, when properly executed will be voted in the manner directed hereon by the undersigned stockholder. IF NO
DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, and 2.)

The Board of Directors recommends a vote FOR Proposals 1 and 2.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the Proxy Statement furnished therewith dated September 29, 1997. Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

                                     Please vote, sign, date and return this
proxy card
                                     promptly, using the accompanying post-paid
envelope.

                                     Dated: ____________________________, 1997




_______________________________________________
                                                              Signature(s)





______________________________________________
                                     Sign above exactly as name(s) appears to
the left.